1Q Earnings Review April 25, 2018

2 1Q 2018 Highlights • Strong first quarter EBT across all segments • Achieved record quarterly EBT in China • Receivables grew globally led by retail financing • Credit loss metrics remain strong • Auction values trending better than expectations

3 Key Metrics • Strong 1Q EBT up 33% YoY • Receivables up globally, led by retail financing in all segments • U.S. consumer credit metrics healthy with improved LTR • Balance sheet and liquidity strong; managed leverage within target range of 8:1 to 9:1 • Plan to maintain receivables around present level and deliver strong distributions to Ford Net Receivables (Bils) Managed Receivables* (Bils) Loss-to-Receivables** (LTR) Auction Values*** EBT (Mils) ROE (Pct)* Debt (Bils) Liquidity (Bils) Financial Statement Leverage (to 1) Managed Leverage* (to 1) Other Balance Sheet Metrics 2017 2018 H / (L) FIRST QUARTER 133$ 148$ 11% 140$ 156$ 11% 54 bps 51 bps (3) bps 17,090$ 17,325$ 1% 481$ 641$ 160$ 10% 18% 8 ppts * See Appendix for reconciliation to GAAP and definitions ** U.S. retail and lease *** U.S. 36-month off-lease at 1Q18 mix 129$ 142$ 10% 29$ 28$ (3) % 9.8 9.1 (0.7) ppts 9.1 8.4 (0.7) ppts

4 Volume / Mix Financing Margin Lease Residual Credit Loss 1Q 20181Q 2017 Exchange Other 1Q 2018 EBT YoY (Mils) • YoY EBT improvement of $160M • All factors positive, except Other due to derivatives market valuation • Volume and mix higher due to global receivables growth • Higher auction values drove lease residual improvement Derivatives Market Valuation $ (49) Operating Costs & Other 11 Residual Losses $80 Supplemental Depreciation (30)

5 2018 H / (L) 2017 Results (Mils) Americas segment 515$ 157$ Europe segment 111 34 Asia Pacific segment 46 18 Total segments 672$ 209$ Unallocated other* (31) (49) Earnings before taxes 641$ 160$ (Provision for) / Benefit from income taxes 60 208 Net income 701$ 368$ Contract placement volumes (000) 514 6 1Q 1Q 2018 EBT By Segment • EBT higher YoY in all segments • Benefit from income taxes driven by tax planning * See Appendix for definitions

6 Americas Financing Shares And Contract Placement Volume 2017 2018 Financing Shares (%) Retail Installment and Lease Share of Ford Retail Sales (excl. Fleet) United States 57% 61 % Canada 75 70 Wholesale Share United States 76% 76 % Canada 60 60 Contract Placement Volume - New and Used Retail / Lease (000) United States 264 272 Canada 36 33 Mexico 10 10 Total Americas Segment 310 315 1Q

7 Europe Financing Shares And Contract Placement Volume 2017 2018 Financing Shares (incl. Fleet) (%) Retail Installment and Lease Share of Total Ford Sales U.K. 36% 37 % Germany 47 48 Total Europe Segment 35 36 Wholesale Share U.K. 100% 100 % Germany 94 94 Total Europe Segment 99 98 Contract Placement Volume - New and Used Retail / Lease (000) U.K. 59 46 Germany 39 39 All Other 53 62 Total Europe Segment 151 147 1Q

8 Asia Pacific Financing Shares And Contract Placement Volume 2017 2018 Financing Shares (incl. Fleet) (%) Retail Installment Share of Total Ford Sales China 24% 35 % India 9 9 Wholesale Share China 51% 61 % India 34 38 Contract Placement Volume - New and Used Retail (000) China 45 50 India 2 2 Total Asia Pacific Segment 47 52 1Q

9 1Q 2018 Net Receivables Mix (Bils) • Prudent management of lease mix • Operating lease portfolio was 18% of total net receivables • U.S. and Canada represent 99% of operating lease portfolio $45.2 $31.8 $10.8 $75.8 $55.2 $15.9 $26.7 $26.3 Total Asia PacificAmericas Net Investment in Operating Leases Consumer Financing Non-Consumer Financing Europe $11.5 $147.7 $113.3 $27.1 $7.3 1Q 2018 H/(L) 2017 (Pct.) (Ppts.) SUV / CUV 55 0 Truck 24 4 Car 21 (4)

10 U.S. Origination Metrics • Disciplined and consistent underwriting practices • Portfolio quality evidenced by FICO scores and steady risk mix • Extended-term contracts relatively small part of our business 64 mo 65 mo 65 mo 66 mo 65 mo 65 mo 1% 2% 2% 2% 3% 4% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 741 741 744 748 750 743 6% 6% 6% 6% 6% 6% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Retail and Lease FICO and Higher Risk Mix (Pct) Retail Contract Terms ???????????? ?????? ?? Average Retail Placement Term Higher Risk Portfolio Mix Average Placement FICO

11 U.S. Retail And Lease Credit Loss Drivers • Delinquencies and repossessions remain low • Severity trended favorably YoY consistent with improved auction market • Charge-offs and LTR continue to be within our placement expectations • Strong loss metrics reflect healthy consumer credit conditions $108 $96 $82 $95 $109 $93 0.59% 0.54% 0.46% 0.53% 0.60% 0.51% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 $10.7 $10.6 $10.5 $9.8 $10.2 $10.3 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Severity (000) Charge-Offs (Mils) and LTR Ratio (Pct) 10 9 8 9 10 10 1.16% 1.16% 1.06% 1.12% 1.16% 1.22% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Repossessions (000) and Repo. Rate (Pct) 0.16% 0.16% 0.13% 0.15% 0.13% 0.12% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Over-60-Day Delinquencies (excl. Bankruptcies) Repo. Rate Repossessions LTR Ratio Charge-Offs

12 Worldwide Credit Loss Metrics • Worldwide credit loss metrics remain strong • Credit loss reserve based on historical losses, portfolio quality, and receivables level • YoY increase in reserve reflects historical losses and growth in receivables $548 $584 $588 $644 $668 $671 0.40% 0.42% 0.41% 0.44% 0.44% 0.43% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 $132 $119 $101 $118 $143 $118 0.39% 0.35% 0.29% 0.33% 0.39% 0.31% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Charge-Offs (Mils) and LTR Ratio (Pct) Credit Loss Reserve (Mils) and Reserve as a Pct of EOP Managed Receivables (Pct) Reserve as a Pct of EOP Managed Receivables Credit Loss Reserve LTR Ratio Charge-Offs

13 U.S. Lease Origination Metrics • Lease share continues to be below industry reflecting Ford sales mix 29% 31% 30% 28% 28% 31% 19% 24% 22% 19% 17% 23% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 10 11 11 9 9 23 70 77 76 72 65 58 11 10 10 10 8 12 91 98 97 91 82 93 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Lease Placement Volume (000) Lease Share of Retail Sales (Pct) 24-Month 36-Month 39-Month / Other Ford Credit Industry* * Source: JD Power PIN

14 U.S. Lease Residual Performance • Healthy used car market supporting lease residual and credit loss performance • Auction values stronger than expected and higher YoY • Now expect 2018 average auction values to be about 1% to 2% lower at constant mix $16,935 $17,090 $17,385 $17,665 $17,365 $17,325 $20,290 $20,815 $21,465 $21,685 $21,365 $21,145 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 65 79 80 70 61 68 81% 83% 81% 79% 78% 79% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Lease Return Volume (000) and Return Rates (Pct) Off-Lease Auction Values (at 1Q18 Mix) Return Rates Return Volume 24-Month 36-Month

15 Funding Structure – Managed Receivables* (Bils) • Funding is diversified across platforms and markets • Well capitalized with strong investment grade balance sheet profile * See Appendix for reconciliation to GAAP and definitions 2016 2017 2018 Dec 31 Dec 31 Mar 31 Term Debt (incl. Bank Borrowings) 66$ 75$ 76$ Term Asset-Backed Securities 50 53 56 Commercial Paper 4 5 5 Ford Interest Advantage / Deposits 6 5 5 Other 9 9 10 Equity 13 16 16 Adjustments For Cash (11) (12) (12) Total Managed Receivables 137$ 151$ 156$ Securitized Funding as Pct of Managed Receivables 37% 35% 36%

16 Public Term Funding Plan* (Bils) 2016 2017 Through Actual Actual Apr 24 Unsecured -- Currency of issuance (USD Equivalent) USD 9$ 10$ $ 5 - 7 1$ CAD 1 2 1 - 2 0 EUR / GBP 3 3 4 - 6 3 Other 1 1 1 0 Total unsecured 14$ 16$ $ 11 - 16 5$ Securitizations 13$ 15$ $ 13 - 15 6$ Total public 28$ 32$ $ 24 - 31 11$ Forecast 2018 * Numbers may not sum due to rounding; see Appendix for definitions

17 2018 Guidance (Mils) • Expect 2018 EBT to be flat to lower than 2017 • Distributions are planned to maintain leverage within target range of 8:1 to 9:1 • Expect distributions to Ford to be higher than plan in 2018 Key Metric 2017 FY Results 2018 FY Plan 2018 FY Outlook EBT $2,310 < 2017 FY Flat To Lower Than 2017 Distributions $406 ~ $2,000 Higher Than Plan

18 Key Takeaways • Strong 1Q EBT • Now expect 2018 EBT to be flat to lower than 2017; projected distributions higher than plan • Funding plan well-positioned for business cycles • Consistent originations, servicing, and collections • Strategic asset to Ford, supporting sales and delivering profits • Plan to maintain Ford Credit's managed receivables for the foreseeable future at about the same level as at the end of the quarter. Our focus is to maintain a strong risk profile for Ford and Ford Credit balancing receivables, funding requirements, liquidity, profitability, and distributions. This will allow us to continue supporting auto sales while preserving capacity for future mobility initiatives

19 Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man- made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Safety, emissions, fuel economy, and other regulations affecting Ford may become more stringent; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our 2017 Form 10-K Report, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Total Net Receivables Reconciliation to Managed Receivables A1 Financial Statement Leverage Reconciliation to Managed Leverage A2 Liquidity Sources A3 Non-GAAP Financial Measures that Supplement GAAP Measures A4 Definitions and Calculations A5 SECRET Appendix

21 2016 2017 2017 2018 Dec 31 Mar 31 Dec 31 Mar 31 Finance receivables, net (GAAP) 103.0$ 106.6$ 116.0$ 121.0$ Net investment in operating leases (GAAP) 27.2 26.4 26.7 26.7 Total net receivables* 130.2$ 133.0$ 142.7$ 147.7$ Unearned interest supplements and residual support 5.3 5.5 6.1 6.2 Allowance for credit losses 0.5 0.6 0.7 0.7 Other, primarily accumulated supplemental depreciation 0.9 0.9 1.0 1.1 Total managed receivables (Non-GAAP) 136.9$ 140.0$ 150.5$ 155.7$ Total Net Receivables Reconciliation To Managed Receivables (Bils) A * See Appendix for definitions

22 Financial Statement Leverage Reconciliation To Managed Leverage* (Bils) 2017 2017 2018 Mar 31 Dec 31 Mar 31 Leverage Calculation Total debt 129.2$ 137.8$ 142.0$ Adjustments for cash (11.3) (11.8) (11.8) Adjustments for derivative accounting (0.2) - 0.3 Total adjusted debt 117.7$ 126.0$ 130.5$ Equity 13.2$ 15.9$ 15.7$ Adjustments for derivative accounting (0.3) (0.1) (0.2) Total adjusted equity 12.9$ 15.8$ 15.5$ Financial statement leverage (to 1) (GAAP) 9.8 8.7 9.1 Managed leverage (to 1) (Non-GAAP) 9.1 8.0 8.4 A * See Appendix for definitions

23 2017 2017 2018 Mar 31 Dec 31 Mar 31 Liquidity Sources Cash 11.3$ 11.8$ 11.8$ Committed ABS facilities 34.8 33.4 33.9 Other unsecured credit facilities 2.6 3.3 3.4 Ford corporate credit facility allocation 3.0 3.0 3.0 Total liquidity sources 51.7$ 51.5$ 52.1$ Utilization of Liquidity Securitization cash (3.0)$ (3.8)$ (3.2)$ Committed ABS facilities (18.4) (17.2) (19.9) Other unsecured credit facilities (1.3) (1.1) (1.1) Ford corporate credit facility allocation - - - Total utilization of liquidity (22.7)$ (22.1)$ (24.2)$ Gross liquidity 29.0$ 29.4$ 27.9$ Adjustments 0.3 0.1 0.3 Net liquidity available for use 29.3$ 29.5$ 28.2$ Liquidity Sources* (Bils) A * See Appendix for definitions

24 Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non-GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP. These non- GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. A4A

25 Definitions And Calculations A5 Adjustments (as shown on the Liquidity Sources chart) • Include certain adjustments for asset-backed capacity in excess of eligible receivables and cash related to the Ford Credit Revolving Extended Variable-utilization program (“FordREV”), which can be accessed through future sales of receivables Cash (as shown on the Funding Structure, Liquidity Sources and Leverage charts) • Cash and cash equivalents and Marketable securities reported on Ford Credit’s balance sheet, excluding amounts related to insurance activities Committed Asset-Backed Security (“ABS”) Facilities (as shown on the Liquidity Sources chart) • Committed ABS facilities are subject to availability of sufficient assets, ability to obtain derivatives to manage interest rate risk, and exclude FCE Bank plc (“FCE”) access to the Bank of England’s Discount Window Facility Earnings Before Taxes (EBT) • Reflects Income before income taxes as reported on Ford Credit’s income statement ROE (as shown on the Key Metrics chart) • Reflects an annualized return on equity. This metric is calculated by taking net income for the period divided by average equity for the period and annualizing the result by dividing by the number of days in the quarter and multiplying by 365 Securitizations (as shown on the Public Term Funding Plan chart) • Public securitization transactions, Rule 144A offerings sponsored by Ford Motor Credit, and widely distributed offerings by Ford Credit Canada Securitization Cash (as shown on the Liquidity Sources chart) • Securitization cash is cash held for the benefit of the securitization investors (for example, a reserve fund) Term Asset-Backed Securities (as shown on the Funding Structure chart) • Obligations issued in securitization transactions that are payable only out of collections on the underlying securitized assets and related enhancements Total Debt (as shown on the Leverage chart) • Debt on Ford Credit’s balance sheet. Includes debt issued in securitizations and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions Total Net Receivables (as shown on the Total Net Receivables Reconciliation To Managed Receivables chart) • Includes finance receivables (retail and wholesale) sold for legal purposes and net investment in operating leases included in securitization transactions that do not satisfy the requirements for accounting sale treatment. These receivables and operating leases are reported on Ford Credit’s balance sheet and are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations of Ford Credit or the claims of Ford Credit’s other creditors Unallocated Other (as shown on the 1Q 2018 EBT By Segment chart) • Items excluded in assessing segment performance because they are managed at the corporate level, including market valuation adjustments to derivatives and exchange-rate fluctuations on foreign currency-denominated transactions A